SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                            SCHEDULE 14A INFORMATION

                                 Proxy Statement
                            Pursuant to Section 14(a)
                                     of the
                        Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]


Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                RIGL Corporation
                          ___________________________
                 (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.
[   ]  Fee computed on table below per Exchange Act
       Rules 14a-6(i)(1) and 0-11.
_____________________________________________________________________________

1)     Title of each class of securities to which transaction applies:
_____________________________________________________________________________

2)     Aggregate number of securities to which transaction applies:

_____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
_____________________________________________________________________________

4)     Proposed maximum aggregate value of transaction:
_____________________________________________________________________________

5)     Total fee paid:
_____________________________________________________________________________

[    ] Fee paid previously with preliminary materials.

[    ] Check box if any part of the fee is offset as provided by
       Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
_____________________________________________________________________________

1)     Amount previously paid:
_____________________________________________________________________________

2)     Form, Schedule or Registration Statement No.
_____________________________________________________________________________

3)     Filing Party:
_____________________________________________________________________________

4)     Date Filed:
_____________________________________________________________________________

RIGL Corporation
4840 East Jasmine Street, Suite 105
Mesa, AZ 85205
(602) 654-9646


Dear Stockholders,

You are cordially invited to attend the 1999 Annual Meeting of Stockholders of RIGL Corporation to be held on Friday, March 19, 1999, at 11:00 a.m. local time, at the RIGL corporate office, 4840 E. Jasmine Street, Suite 105, Mesa, Arizona 85205.

The matters to be considered at the meeting are described in the Proxy Statement. Regardless of your plans for attending in person, it is important that your shares be represented at the meeting. Therefore, please mark, date and sign the enclosed proxy card and return it in the enclosed, business reply envelope. This will enable you to vote on the business to be transacted whether or not you attend the meeting.

We hope that you can attend the 1999 Annual Meeting.

Very truly yours,


________/S/___________
Tennessee Webb
Chairman of the Board

January 27, 1999

RIGL CORPORATION

Notice of Annual Meeting of Stockholders
To be Held on March 19, 1999



To our stockholders:

The Annual Meeting of Stockholders (the "Annual Meeting") of RIGL Corporation, a Nevada corporation (the "Company") will be held on Friday, March 19, 1999, at 11:00 a.m. local time, at the RIGL corporate office, 4840 E. Jasmine Street, Suite 105, Mesa, Arizona 85205. The items of business are:

     1. To ratify actions of Board of Directors since the last Shareholders' Meeting.
     2. To elect five members of the board of directors for a term of one year.
     3. Ratification of the appointment of Singer Lewak Greenbaum & Goldstein LLP as independent public accountants for the Company for its fiscal year ended September 30, 1999.
     4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on January 22, 1999 are entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

Your attention is directed to the accompanying proxy card, Proxy Statement and 1998 Annual Report to Stockholders. Whether or not you plan to attend the Annual Meeting in person, you are urged to specify your voting preferences by marking, dating and signing the enclosed proxy card and returning it in the enclosed business reply envelope. If you wish to vote in accordance with the Directors' recommendations, all you need to do is date and sign the proxy card and return it in such envelope. If you attend the Annual Meeting and wish to vote in person, you may withdraw your proxy and vote your shares personally.

A complete list of the holders of record of the Company's Common Stock entitled to vote at the Annual Meeting will be open to examination during ordinary business hours at the Company's offices located at 4840 East Jasmine Street, Suite 105, Mesa, Arizona 85205 for 10 days preceding the Annual Meeting, by any stockholder of the Company for any purpose germane to the Annual Meeting.


By Order of the Board of Directors


_______/s/__________________
Peter de Krey
Vice President and Secretary


January 27, 1999

                                 RIGL CORPORATION

                                 PROXY STATEMENT
                     For the Annual Meeting of Stockholders
                          To be Held on March 19, 1999
                          _____________________________

                               GENERAL INFORMATION

This Proxy Statement (the "Proxy Statement") is being furnished to the holders of Common Stock, $.001 par value ("Common Stock"), of RIGL Corporation, a Nevada corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of the Company for use at the 1999 Annual Meeting of Stockholders of the Company to be held on Friday, March 19, 1999, at 11:00 a.m. local time, at the RIGL corporate office, 4840 E. Jasmine Street, Suite 105, Mesa, Arizona 85205, and at any adjournments or postponements thereof (the "Annual Meeting"). The Company's principal executive offices are located at 4840 East Jasmine Street, Suite 105, Mesa, Arizona 85205.

Each holder of Common Stock at the close of business on January 22, 1999 (the "Record Date") is entitled to receive notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 12,547,770 shares of Common Stock outstanding, each of which entitles the registered holder thereof to one vote.

If you are unable to attend the Annual Meeting, you may vote by proxy. The proxies will vote your shares according to your instructions. If you return a properly signed and dated proxy card but do not mark a choice on one or more items, your shares will be voted in accordance with the recommendations of the Board of Directors as set forth in this Proxy Statement. The proxy card gives authority to the proxies to vote your shares in their discretion on any other matter presented at the Annual Meeting.

You may revoke your proxy at any time prior to voting at the Annual Meeting by delivering written notice to the Secretary of the Company, by submitting a subsequent dated proxy card or by attending and voting in person at the Annual Meeting.

The Company will bear the cost of preparing, handling, printing, and mailing this Proxy Statement, the accompanying proxy card and any additional material which may be furnished to holders of Common Stock, and actual expense incurred by brokerage houses, fiduciaries and custodians in forwarding such materials to beneficial owners of Common Stock held in their names. The solicitation of proxies will be made by the use of the mails and through direct communication with certain holders of Common Stock or their representatives by officers, directors or employees of the Company who will receive no additional compensation for such solicitation. This Proxy Statement was first sent or given to holders of Common Stock on or about February 1, 1999.


                               VOTING INFORMATION


Only holders of Common Stock of record at the close of business on January 22, 1999 will be entitled to vote at the Annual Meeting. On January 27, 1999, the Company had 11,868,478 outstanding shares of Common Stock, each such share entitled the holder to one vote on each matter to be voted on at the Annual Meeting.

The presence at the Annual Meeting, in person or by proxy, of the holders of fifty percent (50%) of the outstanding shares of Common Stock entitled to vote at the meeting (5,934,239 shares) is required for a quorum for the transaction of business. In general, shares of Common Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (I.E., a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote).

The election of a nominee for director and any other proposals that may come before the Annual Meeting described in this Proxy Statement require the approval of a majority of the shares present and entitled to vote in person or by proxy on that matter (and at least a majority of the minimum number of votes necessary for a quorum to transact business at the meeting). Shares represented by a proxy card including any broker non-votes on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved. Shares represented by a proxy card voted as abstaining on any of the other proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against that matter.

                RATIFICATION OF PRIOR ACTS OF BOARD OF DIRECTORS

On December 11, 1998, the Board of Directors unanimously adopted a resolution declaring it advisable for the stockholders of the Company to ratify the prior acts of the Board of Directors since the last Meeting of Stockholders. The Board of Directors further directed that the resolution seeking such ratification be submitted for consideration by stockholders at the Company's Annual Meeting. In the event that the Amendment is approved by stockholders, the Company will place in its permanent records the ratification.

In seeking ratification of prior actions, the Board will have available the original Minute Book of the Company for inspection at the Shareholders' Meeting. The Board hereby states that all actions taken by the Board of Directors have either previously been disclosed to the Shareholders or were done in the "Ordinary Course of Business". The Ordinary Course of Business is defined as approving the opening of checking accounts, establishing subsidiary operations, employment contracts and establishing basic management direction and guidelines for operations.

The Board of Directors believes that it is in the Company's best interest to ratify the prior acts of the Board of Directors since the last Meeting of Stockholders to meet the Company's future business needs as they arise.


           ELECTION OF THE BOARD OF DIRECTORS FOR A TERM OF ONE YEAR


The Board proposes the election of the following directors of the Company for a term of one year. Following is information about each nominee, including biographical data for at least the last five years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as Proxies on the enclosed Proxy Card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors.

   a)  TENNESSEE WEBB (Age 55)
       Chairman of the Board of Directors, Phoenix, Arizona.
       1996 to Present: RIGL Corporation, Chairman of the Board of Directors. 1996: Digital Masters Library Corp., Phoenix, AZ. Business advisor. 1995: UMS Corp., Phoenix, AZ., Business advisor.
       1994: Don Crampton & Associates, Phoenix, AZ. Business advisor. 1993: Alpha Pacific Corp., Memphis, TN. Business advisor.

       Mr. Webb holds a B.Sc. from Milligan College, in Tennessee and an LLB. from the University of Ottawa, Ottawa, Canada. He completed his articles at the International law firm of Osler Hoskin & Harcourt, and was admitted to the Bar as Barrister-at-Law at Osgoode Hall, Toronto, Canada.


   b)  EUGENE STARR (Age 64)
       Director, Englewood Cliffs, New Jersey
       1986 to Present: Independent consultant providing business plans for emerging technology companies and developed relationships within the financial community for the purpose of private placements, venture capital, public offerings and mergers and acquisitions.

       Mr. Starr holds a PhD. in Nuclear Physics, MS in Physics and a BS in Engineering Physics from New York University


   c)   WILLIAM D. O'NEAL (Age 39)
        Senior Vice Pres., General Counsel and Director. Phoenix, Arizona. October 1997 to Present: RIGL Corporation, Senior Vice President, General Counsel and Director.
        1995 to 1997:  Quarles and Brady, Phoenix, AZ, Attorney at Law.
        1994 to 1995: Beus, Gilbert & Morrill, Phoenix, AZ, Attorney at Law. 1993 to 1994: O'Connor Cavanaugh, Phoenix, AZ, Attorney at Law.


        In 1984, Mr. O'Neal received his undergraduate degree in Professional Music from the Berklee College of Music, Boston, MA. Mr. O'Neal is a graduate of the University of Oregon School of Law, Eugene, OR. (1991). Mr. O'Neal was admitted to the Alaska Bar in 1991 and the Arizona Bar in 1993.


   d) LUTHER W. GOEHRING, L.F.A.C.H.E. (Age 67), Director, Phoenix, Arizona 1995 to Present: Claims Direct, Inc., Dir. and Chairman of the Board 1980 to 1995: Group Vice President for Samaritan Health Systems of Phoenix, Arizona, a large diversified healthcare organization. Mr. Goehring had full responsibilities for the administration of Samaritan's seventeen regional healthcare facilities with an operating budget of $307 million and 1,600 employees.
        1978 to 1980: Regional Vice President for the Lutheran Hospitals and Homes Society of America.
        1973 to 1978: director of Miami Valley Hospital in Dayton, Ohio.
        1960 to 1973: President and CEO of Lutheran Medical Center in Cleveland, Ohio.

        Mr. Goehring graduated from Fort Hay(Kansas) State University with a Bachelor of Science degree in Business Administration and Economics and received a Masters in Hospital Administration from the University of Minnesota. He is a Life Fellow in the American College of Healthcare Executives.

   e) KEVIN L. JONES (Age 43), President and Director, Phoenix, Arizona. 1997 to Present: RIGL Corporation, Chief Operating Officer and President.
        1995 to Present:  Director of Berry-Shino Securities, Inc.
        1988 to 1996: Chief Financial Officer of Alanco Environmental Resources Corporation, a Nasdaq listed public company. Mr. Jones served as President of Alanco in 1995.


                 INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

The business and affairs of the Company are managed by the Board, which met seven times during the fiscal year ended September 30, 1998. Committees established and maintained by the Board of Directors include the Executive Committee and the Compensation Committee.

The members of the Executive Committee are currently Messrs. Jones, O'Neal and Starr. The function of the Executive Committee is to manage the business and affairs of the Company while the Board is not in session. The Executive Committee met two times during fiscal 1998. Messrs. Jones, O'Neal and Starr will serve as members of the Executive Committee for Fiscal 1999.

The members of the Compensation Committee are Messrs. Webb and Starr. The Compensation Committee approves all executive compensation, and set the terms of, and grants of awards under, the Company's 1998 Stock Option Plan, and to act on other matters relating to compensation as it deems appropriate. The Compensation Committee met once during Fiscal 1998. Messrs. Webb and Starr will serve as members of the Compensation Committee during Fiscal 1999.

The Board has no nominating committee. Selection of nominees for the Board is made by the entire Board of Directors. The names of potential nominees for the Company's Board should be directed to the Company's Secretary, Peter de Krey, at RIGL Corporation, 4840 East Jasmine Street, Site 105, Mesa, Arizona 85205.

All the Directors attended 75% or more of the aggregate meetings of the Board and all Committees on which they served during Fiscal 1998.



                         EXECUTIVE OFFICER COMPENSATION
General

This section of the Proxy Statement sets forth certain information pertaining to compensation of the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company during Fiscal 1998 (collectively, the "Named Executive Officers"):

     (a)  SUMMARY COMPENSATION TABLE

The table below summarizes the annual and long-term compensation paid to each of the Named Executive Officers for all services rendered to the Company during the last three fiscal years, in accordance with the Securities and Exchange Commission ("SEC") rules relating to disclosure of executive compensation.

____________________________________________________________________________________________________________________________
                                                                                      SECURITIES
                                                      OTHER                           UNDERLYING
                                                      ANNUAL         RESTRICTED       OPTIONS/    LTIP        ALL OTHER
NAME AND          YEAR     SALARY          BONUS      COMPENSATION   STOCK AWARD(S)   SARS        PAYOUTS     COMPENSATION
POSITION                    (US$)          ($)        ($)            ($)              (#)         ($)         ($)
____________________________________________________________________________________________________________________________

Tennessee Webb    1998     93,333           0         55,750          0                0           0           0
Chairman          1997     82,344           0         18,000          0                0           0           0
                  1996       0              0           0             0                0           0           0
____________________________________________________________________________________________________________________________

Michael MacKay    1998    143,710           0           0             0                0           0           0
Chief Technology  1997     64,329           0         46,600          0                0           0           0
Officer           1996       0              0          1,000          0                0           0           0
____________________________________________________________________________________________________________________________

Peter de Krey     1998    162,825           0           0             0                0           0           0
Vice President    1997     61,224           0           0             0                0           0           0
and Secretary     1996       0              0           0             0                0           0           0
____________________________________________________________________________________________________________________________

William O'Neal    1998    130,000           0           0             0                0           0           0
Senior Vice       1997       0              0           0             0                0           0           0
President         1996       0              0           0             0                0           0           0
____________________________________________________________________________________________________________________________

Kevin Jones       1998    130,000           0           0             0                0           0           0
President/COO     1997     20,000           0         40,000          0                0           0           0
                  1996       0              0           0             0                0           0           0
____________________________________________________________________________________________________________________________

     (b)  OPTION/SAR GRANTS IN LAST FISCAL YEAR (INDIVIDUAL GRANTS)

          None

     (c)  AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
          FY-END OPTION/SAR VALUES

          None

     (d)  LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

          None

     (e)  COMPENSATION OF DIRECTORS


          1.   Standard Arrangements.


               Members of the Board of Directors who are employees of the Company do not receive compensation for the services on the Board or any committees thereof. The Company does not pay fees to the members of the Board of Directors, but does reimburse members for actual expenses incurred in attending Board Meetings.

          2.   Other Arrangements.

               Messrs Webb and Starr, pursuant to written agreements, receive compensation of approximately $9,100 and $2,500 per month, respectively. These consulting contracts relate to services rendered to the Company in areas such as development of strategic partners, potential acquisitions, alternative applications for technology and necessary funding requirements.


     (f)  EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT, AND
          CHANGE-IN-CONTROL ARRANGEMENTS

The Company entered into a five year employment agreement in February of 1998 with its President and Chief Operating Officer, Kevin Jones (the "Jones Employment Agreement") that provides for an annual base salary of $120,000, which amount may be increased by the Board of Directors, and a discretionary bonus, payable in cash, stock options or any other manner, with the amount and terms to be determined by the Board of Directors. The Jones Employment Agreement contains provisions providing for the assignment of inventions by Mr. Jones, the maintenance of confidential information of the Company and is subject to a non-competition clause. The Jones Employment Agreement may be terminated by either party immediately in the event Mr. Jones does not perform his duties or chooses to no longer perform his duties. The Jones Employment Agreement may be terminated by the Company for any other reason without cause. Under this form of termination, Mr. Jones will be entitled to receive his base salary at the time of termination due him through the date of the expiration of the employment agreement, plus a separation payment equal to 2.99 times Mr. Jones annual base salary at the time of termination.

The Company entered into a five year employment agreement in February of 1998 with its Vice President and Secretary, Peter de Krey (the "de Krey Employment Agreement") that provides for an annual base salary of $150,000, which amount may be increased by the Board of Directors, and a discretionary bonus, payable in cash, stock options or any other manner, with the amount and terms to be determined by the Board of Directors. The de Krey Employment Agreement contains provisions providing for the assignment of inventions by Mr. de Krey, the maintenance of confidential information of the Company and is subject to a non-competition clause. The de Krey Employment Agreement may be terminated by either party immediately in the event Mr. de Krey does not perform his duties or chooses to no longer perform his duties. The de Krey Employment Agreement may be terminated by the Company for any other reason without cause. Under this form of termination, Mr. de Krey will be entitled to receive his base salary at the time of termination due him through the date of the expiration of the employment agreement, plus a separation payment equal to 2.99 times Mr. de Krey annual base salary at the time of termination.

The Company entered into a five year employment agreement in February of 1998 with its Senior Vice President, William O'Neal (the "O'Neal Employment Agreement") that provides for an annual base salary of $120,000, which amount may be increased by the Board of Directors, and a discretionary bonus, payable in cash, stock options or any other manner, with the amount and terms to be determined by the Board of Directors. The O'Neal Employment Agreement contains provisions providing for the assignment of inventions by Mr. O'Neal, the maintenance of confidential information of the Company and is subject to a non-competition clause. The O'Neal Employment Agreement may be terminated by either party immediately in the event Mr. O'Neal does not perform his duties or chooses to no longer perform his duties. The O'Neal Employment Agreement may be terminated by the Company for any other reason without cause. Under this form of termination, Mr. O'Neal will be entitled to receive his base salary at the time of termination due him through the date of the expiration of the employment agreement, plus a separation payment equal to 2.99 times Mr. O'Neal annual base salary at the time of termination.

     (g)  REPORT ON REPRICING OF OPTIONS/SARS.

          None.



               SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN OFFICERS


Title of Class       Name of                   Amount             % of Class
                     Beneficial Owner
____________________________________________________________________________

Common Stock         William O'Neal             13,083               1.103%

Common Stock         Kevin Jones               172,500               1.454%

Common Stock         Michael MacKay          1,515,000              12.760%

Common Stock         Tennessee Webb            549,458               4.630%

Common Stock         Peter de Krey (1)         128,688               1.084%

____________________________________________________________________________

Total of all Management                      2,378,729               20.042%

(1) Mr. de Krey's Common Stock ownership quantity and percentage figures include 25,000 shares of Common Stock owned by his spouse, Karen Sotomayor, of whose shares he disclaims actual ownership or the right to assert control.

(2) Mr. Mackay's Common Stock ownership quantity and percentage figures include 75,000 shares of Common Stock owned by his immediate family members, of whose shares he disclaims actual ownership or the right to assert control.




The Board of Directors unanimously recommends that the stockholders vote FOR each of the nominated persons to serve as members of the Company's Board of Directors for a one year term.



Ratification of Appointment of Independent Public Accountants.

The Board of Directors has appointed Singer, Lewak, Greenbaum & Goldstein LLP ("SLGG") as independent public accountants of the Company for the fiscal year ended September 30, 1999. SLGG has audited the Company's financial statements beginning with the Company's 1998 fiscal year. A representative of SLGG is expected to be at the Annual Meeting and will be available to respond to appropriate questions. SLGG will also have the opportunity to make a statement at the meeting if they desire to do so.

If a quorum is present, in order to approve the proposal to ratify the appointment of SLGG as the Company's independent public accountants, a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on such proposal must vote in favor of it. Accordingly, abstentions will have the same effect as votes against and non-votes will reduce the number of shares considered present and entitled to vote on the proposal. If the proposal to ratify the appointment of SLGG as the Company's independent public accountants in not approved, the Board will reconsider whether to retain such firm.

The Board of Directors recommends a vote FOR ratification of the selection of SLGG as the Company's independent public accountants.


                              STOCKHOLDER PROPOSALS

Proposals of stockholders that are intended to be presented at the Company's 2000 Annual Meeting of Stockholders must be received by the Company no later that December 1, 1999. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the SEC. The Company's By-laws set forth additional requirements and procedures regarding the submission by stockholders of matters for consideration at an annual meeting of stockholders.


                   SECTION 16 BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's officers and directors and persons who own more than ten percent of the registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons, the Company believes that during Fiscal 1998 its Reporting Persons complied with all filing requirements applicable to them.

                         ANNUAL REPORT TO STOCKHOLDERS

The Company's Annual Report to Stockholders for the fiscal year ended September 30, 1998 accompanies this Proxy Statement.

A copy, without exhibits, of the Company's Annual Report on Form 10-KSB for Fiscal 1998 filed with the SEC will be provided without charge to any stockholder submitting a written request for such report to the Company's Secretary, Peter de Krey, at RIGL Corporation, 4840 East Jasmine Street, Suite 105, Mesa, Arizona 85205.


                                 OTHER BUSINESS

The Company knows of no other matters to be presented at the Annual Meeting, but if any other matters should properly come before the meeting, it is intended that the persons named in the accompanying proxy card vote on such matters in accordance with their best judgement.





Dated:   Mesa, Arizona           The Board of Directors of
         January 27, 1999        RIGL Corporation

                                     PROXY
                                  ___________

RIGL Corporation

Annual Meeting of Stockholders -- Friday, March 19, 1999
To be held at the RIGL corporate office, 4840 E. Jasmine Street, Suite 105, Mesa, Arizona 85205 at 11:00 a.m. local time.

The undersigned stockholder of RIGL Corporation (the "Company") does hereby acknowledge receipt of Notice of said Annual Meeting and the accompanying Proxy Statement and does hereby constitute and appoint Kevin L. Jones and Peter de Krey, or either of them, with full power of substitution, to vote all shares of the Company that the undersigned is entitled to vote, as fully as the undersigned could do if personally present, at the Annual Meeting of Stockholders of the Company, to be held on March 19, 1999, and at any adjournments or postponements thereof.

This proxy when properly executed will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted in accordance with the recommendations of the Board of Directors as set forth in this Proxy Statement. If other business is presented at said Annual Meeting, this Proxy will be voted on those matters, in accordance with the best judgment of the named proxies.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE


Please mark votes as in this example: X

1. Ratification of the Prior Acts of the Board of Directors since the Last Meeting of Stockholders of the Company.

       For: ___          Against: ___          Abstain: ___


2.     Election of the members of the Board of Directors to a one year term.

       a)  Tennessee Webb

         For: ___          Against: ___          Abstain: ___

       b) Eugene Starr

         For: ___          Against: ___          Abstain: ___

       c)  William D. O'Neal, Esq.

         For: ___          Against: ___          Abstain: ___

       d) Luther W. Goehring

         For: ___          Against: ___          Abstain: ___

       e)  Kevin L. Jones

         For: ___          Against: ___          Abstain: ___


3.    Ratification of the appointment of independent auditors.

      For: ___          Against: ___          Abstain: ___


Dated:                  , 1999.

Please sign below exactly as your name appears on the stock certificate (DO NOT PRINT).

IMPORTANT: When stock is in two or more names, all should sign. When signing as Executor, Trustee, Guardian or Officer of a corporation, give title as such.


_______________________________________
Signature


_______________________________________
Signature


______________________________________
Title

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.